Summary ProspectusJanuary 29, 2010

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T. Rowe Price Global Infrastructure Fund — TRGFX
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Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated January 27, 2010, and Statement of Additional Information, dated January 27, 2010.

Investment Objective

The fund seeks to provide long-term growth of capital. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares purchased and held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.50%b
Total annual fund operating expenses	1.31%
Fee waiver/reimbursement	0.21%c
Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%c

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bOther expenses are based on estimated amounts for the current fiscal year.

cTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International, Inc. contractually obligated itself (through February 29, 2012) to waive its fees and bear any expenses, that would cause the fund`s ratio of expenses to average net assets to exceed 1.10%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed and fees waived under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$112	$371

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

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  building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

  telecommunications, wireless, satellite, cable and other communications networks;

  power generation, storage, and distribution;

  utilities such as electricity, oil, gas, water, sewage, and other public services;

  construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

  providing services and materials necessary for the construction and operation of infrastructure assets.

  The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

  While the fund invests primarily in common stocks, the fund may invest in other securities and participation notes linked to common stocks, and may use futures and options, in keeping with the fund`s objective.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect that a company or a particular industry.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

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  Infrastructure concentration risk  Because the fund concentrates its investments in infrastructure-related companies, the fund will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

  Derivatives risk  To the extent the fund uses futures and options or invests in participation notes, it is exposed to additional volatility and potential losses.

  Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

  Current performance is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price International.

  Portfolio Manager  Susanta Mazumdar is Chairman of the fund`s Investment Advisory Committee. Mr. Mazumdar has been chairman of the committee since its inception and he joined T. Rowe Price International in 2006.

  Purchase and Sale of Fund Shares

  You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

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  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

  Summary5

  F191-045 1/29/10

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202